UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):May 8, 2003

SUNRISE ASSISTED LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Sunrise Earnings Press Release dated May 8, 2003
99.2	Sunrise Sale/Long-Term Manage Back Press Release dated May 7, 2003

Item 9. Regulation FD Disclosure

     On May 8, 2003, Sunrise announced its consolidated financial results for the quarter ended March 31, 2003. A copy of Sunrise’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The earnings press release refers to another Sunrise press release, dated May 7, 2003, in which Sunrise announced that it had entered into an agreement for a 44-property, $564 million sale/long-term manage back transaction. A copy of the sale/long-term manage back press release is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Sunrise under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE ASSISTED LIVING, INC.

Date: May 8, 2003	By: /s/ Larry E. Hulse Larry E. Hulse Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sunrise Earnings Press Release dated May 8, 2003
99.2	Sunrise Sale/Long-Term Manage Back Press Release dated May 7, 2003